Merrill Lynch Life Insurance Company
4333 Edgewood Road NE
Cedar Rapids, IA 52499
February 26, 2010
Securities and Exchange Commission
100 F Street, NE
Washington, D.C. 20549

Re:	Merrill Lynch Life Variable Annuity Separate Account C
Registration No. 333-73544
Commissioners:
Merrill Lynch Life Insurance Company (“the Company”), on behalf of Registrant, has sent or will send to contract owners the annual reports for the period ended December 31, 2009, for the following underlying mutual funds (“Funds”) in which Registrant invests:
Annual Report Filings:
BlackRock Variable Series Funds, Inc.
BlackRock Money Market V.I. Fund, SEC File No.: 811-03290
Transamerica Series Trust – Service Class
Transamerica American Century Large Company Value VP, SEC File No. 811-04419
Transamerica BlackRock Large Cap Value VP, SEC File No. 811-04419
Transamerica BlackRock Tactical Allocation VP, SEC File No. 811-04419
Transamerica Convertible Securities VP, SEC File No. 811-04419
Transamerica Equity VP, SEC File No. 811-04419
Transamerica Growth Opportunities VP, SEC File No. 811-04419
Transamerica JPMorgan Enhanced Index VP, SEC File No.811-04419
Transamerica JPMorgan Mid Cap Value VP, SEC File No. 811-04419
Transamerica Jennison Growth VP, SEC File No. 811-04419
Transamerica MFS International Equity VP, SEC File No. 811-04419
Transamerica Marsico Growth VP, SEC File No. 811-04419
Transamerica PIMCO Total Return VP, SEC File No. 811-04419
Transamerica Small/Mid Cap Value VP, SEC File No. 811-04419
Transamerica T.Rowe Price Equity Income VP, SEC File No. 811-04419
Transamerica T.Rowe Price Small Cap VP, SEC File No. 811-04419
Transamerica Templeton Global VP, SEC File No. 811-04419
Transamerica U.S. Government Securities VP, SEC File No. 811-04419
Transamerica VanKampen Active International AllocationVP, SEC File No. 811-04419
Transamerica VanKampen Large Cap Core VP, SEC File No. 811-04419
Transamerica VanKampen Mid-Cap Growth VP, SEC File No. 811-04419

Some of the funds listed above may not be available under every policy or contract offered by the Registrant.
Merrill Lynch Life Insurance Company understands that the Funds have filed or will file their annual reports with the Commission under separate cover.
Please direct any question or comment regarding the enclosed to the undersigned at (800) 346-3677, extension 8330.
Very truly yours,
   /s/ Darin D. Smith
Darin D. Smith
General Counsel